UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 16, 2002

                               Yi Wan Group, Inc.
             (Exact name of registrant as specified in its charter)

            Florida                        0-33119               33-0960062
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

            24 Jian Guo Men Wai Road, Suite 1802, Beijing, P.R. China
                    (Address of principal executive offices)

                                 86-01-6515-6373
                           (Issuer's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             All Correspondence to:
                          Brenda Lee Hamilton, Esquire
                         Hamilton, Lehrer & Dargan, P.A.
                          2 East Camino Real, Suite 202
                              Boca Raton, FL 33432
                                 (561) 416-8956

Item 9. Regulation FD Disclosure

On August 13, 2002, we filed our Form 10-Q to our Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. On August 13, 2002, we filed Amendment 1 to our Form 10-Q to our Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. On August 16, 2002, we filed Amendment 2 to our Form 10-Q Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as Exhibit 99.1 to this Form 8-K Current Report, the Certification of Cheng Wan Ming, our President and Chief Executive Officer, and of Wu Zeming, our Chief Financial Officer and Principal Accounting Officer.

Exhibits

99.1 Certification  Pursuant to 18 U.S.C.  Section 1350, as Adopted  Pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yi Wan Group, Inc.


/s/ Cheng Wan Ming
------------------
By: Cheng Wan Ming
President and Chief Executive Officer


/s/ Wu Zeming
-------------
By:  Wu Zeming
Chief Financial Officer and Principal Accounting Officer

Date: August 16, 2002